UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2007

General Electric Company
(Exact name of registrant as specified in its charter)

New York	1-35	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 8.01 Other Events

We are continuing to review our revenue recognition policies and procedures in cooperation with the previously reported investigation by the SEC. We have concluded that the following items, which we determined are immaterial, were recorded in the incorrect period and we are making appropriate adjustments to our previously filed financial statements.

For product sales, our policy is to record sales when a firm sales agreement is in place, delivery has occurred and collectibility of the fixed or determinable sales price is reasonably assured. Consistent with this policy, in certain contracts, we recognize revenue upon shipment if, among other things, risk of loss for damage in transit has been transferred to the customer. In such contracts, when this risk is not transferred either as a matter of contract or practice, sales cannot be recorded until the product reaches the customer. We have determined that, for certain product sales, principally in our Healthcare, Infrastructure and Industrial segments, we recorded revenues upon shipment before we transferred risks of transit loss. Although the terms for these sales often provided for transfer of the risk of transit loss upon shipment, because we self-insured the risk on the first $30 million of transit losses per year, we effectively retained risk of transit loss for sales that were Cost Insurance Freight or Cost Insurance Paid. At other times, our sales documents contained conflicting terms that resulted in our retaining transit risk until delivery. Further, our businesses, especially Healthcare, had a practice, for the customer’s benefit, of repairing or replacing at our expense essentially all products damaged or lost in transit even when we were not obligated to do so.1 These items, together with the impact of several matters in the Rail and the Water businesses,2 are referred to in the accompanying schedules as “Cut-off.”

Separately, our GE Aviation business has long-term agreements to provide product repair and maintenance services on GE-manufactured aircraft engines. Under these contracts, we retain parts removed during repair and maintenance procedures performed, refurbish those parts and reuse or resell them. To the extent retained parts have value, our total maintenance contract costs are reduced. In estimating such costs, our accounting procedures were incorrect for about four years with respect to the timing and amount of credits for the used parts. We credited the estimated contract costs for the full future selling price of the refurbished parts less costs of repair rather than the fair value of the parts before refurbishment. Gross contract margin and associated revenues on the refurbished parts were recognized before the parts were sold. In addition, when the refurbished parts were ultimately sold or used, proceeds were accounted for as reductions of incurred contract costs, resulting in reduction of associated contract revenues, which had been overstated. The retained parts should have been accounted for earlier as reductions of incurred costs when the engine repair or maintenance procedures were performed, and should subsequently have been accounted for independently of the contracts based on the fair values of retained parts.  Effects accumulated over the four-year period this procedure was in place, resulting in an overestimate of contract profitability arising from an underestimate of costs, an overestimate of progress towards contract completion and consequently an overstatement of revenue. This item is referred to in the accompanying schedules as “Contract cost.”

For the third quarter of 2007, we revised our accounting procedures to correct the accounting for these items. In addition, as previously reported, we have already implemented a number of remedial actions and internal control enhancements and we are continuing to evaluate and improve our internal control over financial reporting with respect to our revenue recognition policies and procedures.

1  For context, the cost of these concessionary repairs or replacements is small relative to the affected revenues.  For example, in the first three quarters of 2007, Healthcare provided repairs or replacements amounting to less than $10 million, less than 0.1% of total segment sales.

2 The most significant of these adjustments related to the 2000-2003 Rail transactions that, as previously disclosed, accelerated revenue by one quarter.

(2)

Our internal review and the SEC investigation are continuing and we will address any additional issues as may be appropriate. Our management and audit committee continue to monitor the review closely, with the assistance of outside experts, and to discuss any issues that arise with the SEC staff as appropriate as part of our ongoing cooperation with the SEC investigation.

To assist in understanding the effects of these immaterial items, we set forth below the following summary adjusted data, which will also be disclosed in our future Exchange Act reports:

•	Statement of Financial Position at December 31, 2005, December 31, 2006 and June 30, 2007;

•
Statement of Earnings for the years ended December 31, 2003, December 31, 2004, December 31, 2005 and December 31, 2006 and for each of the quarters ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007; and

•
Summary of the operating effect of the above items on each of our Infrastructure, Healthcare and Industrial segments and our Aviation, Energy and Consumer and Industrial sub-segments for the same periods.

The summary adjusted data treat our Plastics, Advanced Materials, U.S. mortgage business (WMC) and Japan personal loan business (Lake) as discontinued operations for all periods, and exclude immaterial end of 2006 audit differences that were recorded in the first quarter of 2007.

(3)

Increase (decrease); (in millions; per-share amounts in dollars)	Year
GE Consolidated (a)	2006	2005	2004	2003
Revenues
As reported	$152,259	$136,722	$124,016	$104,669
Cut-off	(342)	(227)	39	26
Contract cost	(135)	(78)	(19)	(31)
Adjusted	$151,782	$136,417	$124,036	$104,664

Earnings from continuing operations before income taxes
As reported	$23,468	$21,156	$19,127	$17,220
Cut-off	(92)	(94)	(27)	(5)
Contract cost	(107)	(48)	(10)	(23)
Adjusted	$23,269	$21,014	$19,090	$17,192

Earnings from continuing operations
As reported	$19,466	$17,343	$15,574	$13,319
Cut-off	(57)	(61)	(18)	(3)
Contract cost	(67)	(30)	(6)	(14)
Adjusted	$19,342	$17,252	$15,550	$13,302

Earnings (loss) from discontinued operations
As reported	$1,363	$(632)	$1,586	$2,829
Cut-off	(1)	(2)	(2)	(1)
Adjusted	$1,362	$(634)	$1,584	$2,828

Net earnings
As reported	$20,829	$16,711	$17,160	$15,561
Cut-off	(58)	(63)	(20)	(4)
Contract cost	(67)	(30)	(6)	(14)
Adjusted	$20,704	$16,618	$17,134	$15,543

Per-share amounts - earnings from continuing operations
Diluted, as reported	$1.87	$1.64	$1.49	$1.26
Adjustment	(0.01)	(0.01)	-	-
Diluted, as adjusted	$1.86	$1.63	$1.49	$1.26

Basic, as reported	$1.88	$1.64	$1.50	$1.27
Adjustment	(0.01)	(0.01)	-	-
Basic, as adjusted	$1.87	$1.63	$1.50	$1.27

Per-share amounts - earnings (loss) from discontinued operations
Diluted, as reported	$0.13	$(0.06)	$0.15	$0.28
Adjustment	-	-	-	-
Diluted, as adjusted	$0.13	$(0.06)	$0.15	$0.28

Basic, as reported	$0.13	$(0.06)	$0.15	$0.28
Adjustment	-	-	-	-
Basic, as adjusted	$0.13	$(0.06)	$0.15	$0.28

Per-share amounts - net earnings
Diluted, as reported	$2.00	$1.57	$1.64	$1.54
Adjustment	(0.01)	(0.01)	-	-
Diluted, as adjusted	$1.99	$1.57	$1.64	$1.54

Basic, as reported	$2.01	$1.58	$1.65	$1.55
Adjustment	(0.01)	(0.01)	-	-
Basic, as adjusted	$2.00	$1.57	$1.65	$1.55

Earnings per share amounts for the adjustment are computed independently.  As a result, the sum of the as reported and adjustment per-share amounts may not equal the total adjusted amount.

(a)	As reported amounts reflect the Plastics, Advanced Materials, WMC and Lake businesses as discontinued operations.

(4)

Increase (decrease); (in millions)	Year
Infrastructure segment	2006	2005	2004	2003
Revenues
As reported	$47,429	$41,803	$37,373	$36,569
Cut-off	(329)	(30)	134	57
Contract cost	(135)	(78)	(19)	(31)
Adjusted	$46,965	$41,695	$37,488	$36,595

Segment profit
As reported	$9,040	$7,769	$6,797	$7,362
Cut-off	(85)	(10)	11	10
Contract cost	(107)	(48)	(10)	(23)
Adjusted	$8,848	$7,711	$6,798	$7,349

Aviation
Revenues
As reported	$13,152	$11,904	$11,094	$9,808
Cut-off	-	-	-	-
Contract cost	(135)	(78)	(19)	(31)
Adjusted	$13,017	$11,826	$11,075	$9,777

Segment profit
As reported	$2,909	$2,573	$2,238	$1,809
Cut-off	-	-	-	-
Contract cost	(107)	(48)	(10)	(23)
Adjusted	$2,802	$2,525	$2,228	$1,786

Energy
Revenues
As reported	$19,133	$16,525	$14,586	$16,611
Cut-off	(340)	(24)	(11)	(4)
Adjusted	$18,793	$16,501	$14,575	$16,607

Segment profit
As reported	$3,000	$2,665	$2,543	$3,875
Cut-off	(94)	(3)	(5)	(2)
Adjusted	$2,906	$2,662	$2,538	$3,873

Healthcare segment
Revenues
As reported	$16,562	$15,153	$13,456	$10,198
Cut-off	(2)	(137)	(45)	(31)
Adjusted	$16,560	$15,016	$13,411	$10,167

Segment profit
As reported	$3,143	$2,665	$2,286	$1,701
Cut-off	(1)	(64)	(23)	(15)
Adjusted	$3,142	$2,601	$2,263	$1,686

Industrial segment (a)
Revenues
As reported	$24,784	$23,740	$22,432	$17,910
Cut-off	(10)	(60)	(50)	-
Adjusted	$24,774	$23,680	$22,382	$17,910

Segment profit
As reported	$1,879	$1,529	$1,123	$769
Cut-off	(6)	(20)	(14)	-
Adjusted	$1,873	$1,509	$1,109	$769

Consumer & Industrial
Revenues
As reported	$13,785	$13,636	$13,366	$12,471
Cut-off	5	(30)	(45)	3
Adjusted	$13,790	$13,606	$13,321	$12,474

Segment profit
As reported	$980	$772	$658	$538
Cut-off	1	(8)	(12)	1
Adjusted	$981	$764	$646	$539

(a)	As reported amounts reflect the Plastics, Advanced Materials, WMC and Lake businesses as discontinued operations.

(5)

Increase (decrease); (in millions; per-share amounts in dollars)	2007		2006
GE Consolidated (a)	First quarter	Second quarter	First quarter	Second quarter	Third quarter	Fourth quarter	Total
Revenues
As reported	$38,782	$42,446	$35,314	$37,228	$37,880	$41,837	$152,259
Cut-off	529	(40)	280	(122)	18	(518)	(342)
Contract cost	(61)	(28)	(25)	(10)	(24)	(76)	(135)
Adjusted	$39,250	$42,378	$35,569	$37,096	$37,874	$41,243	$151,782

Earnings from continuing operations before
income taxes
As reported	$6,068	$7,129	$4,873	$5,754	$5,626	$7,215	$23,468
Cut-off	198	(43)	116	(51)	15	(172)	(92)
Contract cost	(55)	(24)	(15)	(3)	(17)	(72)	(107)
Adjusted	$6,211	$7,062	$4,974	$5,700	$5,624	$6,971	$23,269

Earnings from continuing operations
As reported	$4,866	$5,653	$3,925	$4,712	$4,750	$6,079	$19,466
Cut-off	128	(28)	77	(34)	10	(110)	(57)
Contract cost	(34)	(15)	(9)	(2)	(11)	(45)	(67)
Adjusted	$4,960	$5,610	$3,993	$4,676	$4,749	$5,924	$19,342

Earnings (loss) from discontinued operations
As reported	$(358)	$(233)	$515	$234	$117	$497	$1,363
Cut-off	1	2	(2)	2	-	(1)	(1)
Adjusted	$(357)	$(231)	$513	$236	$117	$496	$1,362

Net earnings
As reported	$4,508	$5,420	$4,440	$4,946	$4,867	$6,576	$20,829
Cut-off	129	(26)	75	(32)	10	(111)	(58)
Contract cost	(34)	(15)	(9)	(2)	(11)	(45)	(67)
Adjusted	$4,603	$5,379	$4,506	$4,912	$4,866	$6,420	$20,704

Per-share amounts - earnings from
continuing operations
Diluted, as reported	$0.47	$0.55	$0.37	$0.45	$0.46	$0.59	$1.87
Adjustment	0.01	-	0.01	-	-	(0.01)	(0.01)
Diluted, as adjusted	$0.48	$0.54	$0.38	$0.45	$0.46	$0.57	$1.86

Basic, as reported	$0.47	$0.55	$0.38	$0.45	$0.46	$0.59	$1.88
Adjustment	0.01	-	0.01	-	-	(0.01)	(0.01)
Basic, as adjusted	$0.48	$0.55	$0.38	$0.45	$0.46	$0.58	$1.87

Per-share amounts - earnings (loss) from
discontinued operations
Diluted, as reported	$(0.03)	$(0.02)	$0.05	$0.02	$0.01	$0.05	$0.13
Adjustment	-	-	-	-	-	-	-
Diluted, as adjusted	$(0.03)	$(0.02)	$0.05	$0.02	$0.01	$0.05	$0.13

Basic, as reported	$(0.03)	$(0.02)	$0.05	$0.02	$0.01	$0.05	$0.13
Adjustment	-	-	-	-	-	-	-
Basic, as adjusted	$(0.03)	$(0.02)	$0.05	$0.02	$0.01	$0.05	$0.13

Per-share amounts - net earnings
Diluted, as reported	$0.44	$0.53	$0.42	$0.48	$0.47	$0.64	$2.00
Adjustment	0.01	-	0.01	-	-	(0.02)	(0.01)
Diluted, as adjusted	$0.45	$0.52	$0.43	$0.47	$0.47	$0.62	$1.99

Basic, as reported	$0.44	$0.53	$0.43	$0.48	$0.47	$0.64	$2.01
Adjustment	0.01	-	0.01	-	-	(0.02)	(0.01)
Basic, as adjusted	$0.45	$0.52	$0.43	$0.47	$0.47	$0.62	$2.00

Earnings per share amounts are computed independently for each quarter. As a result, the sum of the per-share amounts for each quarter may not equal the total year amount. Additionally, earnings per share amounts for the adjustment are computed independently. As a result, the sum of the as reported and adjustment per-share amounts may not equal the total adjusted amount.

(a)	As reported amounts reflect the Plastics, Advanced Materials, WMC and Lake businesses as discontinued operations.

(6)

Increase (decrease); (in millions)	2007		2006
Infrastructure segment	First quarter	Second quarter	First quarter	Second quarter	Third quarter	Fourth quarter	Total
Revenues
As reported	$11,983	$13,913	$10,152	$11,332	$12,104	$13,841	$47,429
Cut-off	280	49	21	(5)	33	(378)	(329)
Contract cost	(61)	(28)	(25)	(10)	(24)	(76)	(135)
Adjusted	$12,202	$13,934	$10,148	$11,317	$12,113	$13,387	$46,965

Segment profit
As reported	$2,183	$2,589	$1,703	$2,107	$2,336	$2,894	$9,040
Cut-off	80	(2)	(1)	1	20	(105)	(85)
Contract cost	(55)	(24)	(15)	(3)	(17)	(72)	(107)
Adjusted	$2,208	$2,563	$1,687	$2,105	$2,339	$2,717	$8,848

Aviation
Revenues
As reported	$3,514	$4,109	$3,041	$3,291	$3,157	$3,663	$13,152
Cut-off	(2)	(2)	(6)	6	-	-	-
Contract cost	(61)	(28)	(25)	(10)	(24)	(76)	(135)
Adjusted	$3,451	$4,079	$3,010	$3,287	$3,133	$3,587	$13,017

Segment profit
As reported	$755	$853	$645	$728	$706	$830	$2,909
Cut-off	(1)	(1)	(3)	3	-	-	-
Contract cost	(55)	(24)	(15)	(3)	(17)	(72)	(107)
Adjusted	$699	$828	$627	$728	$689	$758	$2,802

Energy
Revenues
As reported	$4,393	$5,140	$3,835	$4,442	$5,055	$5,801	$19,133
Cut-off	274	55	20	(15)	23	(368)	(340)
Adjusted	$4,667	$5,195	$3,855	$4,427	$5,078	$5,433	$18,793

Segment profit
As reported	$613	$894	$436	$689	$747	$1,128	$3,000
Cut-off	76	1	(1)	(8)	14	(99)	(94)
Adjusted	$689	$895	$435	$681	$761	$1,029	$2,906

Healthcare segment
Revenues
As reported	$3,641	$4,127	$3,659	$4,156	$3,897	$4,850	$16,562
Cut-off	254	(82)	242	(88)	(6)	(150)	(2)
Adjusted	$3,895	$4,045	$3,901	$4,068	$3,891	$4,700	$16,560

Segment profit
As reported	$520	$731	$496	$795	$700	$1,152	$3,143
Cut-off	117	(39)	111	(42)	(1)	(69)	(1)
Adjusted	$637	$692	$607	$753	$699	$1,083	$3,142

Industrial segment (a)
Revenues
As reported	$5,838	$6,231	$5,946	$6,505	$6,265	$6,068	$24,784
Cut-off	(5)	(8)	18	(29)	(9)	10	(10)
Adjusted	$5,833	$6,223	$5,964	$6,476	$6,256	$6,078	$24,774

Segment profit
As reported	$365	$489	$342	$484	$489	$564	$1,879
Cut-off	-	(2)	5	(9)	(4)	2	(6)
Adjusted	$365	$487	$347	$475	$485	$566	$1,873

Consumer & Industrial
Revenues
As reported	$3,083	$3,446	$3,437	$3,733	$3,423	$3,192	$13,785
Cut-off	(18)	(9)	14	(19)	(2)	12	5
Adjusted	$3,065	$3,437	$3,451	$3,714	$3,421	$3,204	$13,790

Segment profit
As reported	$229	$311	$213	$274	$235	$258	$980
Cut-off	(5)	(2)	4	(6)	-	3	1
Adjusted	$224	$309	$217	$268	$235	$261	$981

(a)	As reported amounts reflect the Plastics, Advanced Materials, WMC and Lake businesses as discontinued operations.

(7)

GE Consolidated

Statement of Financial Position
(in millions)	6/30/2007			12/31/2006			12/31/2005
	As reported(a)	Adjustment	As adjusted	As reported(a)	Adjustment	As adjusted	As reported(a)	Adjustment	As adjusted

GE current receivables	$12,734	$(760)	$11,974	$13,449	$(1,249)	$12,200	$14,146	$(908)	$13,238
Inventories	12,547	85	12,632	9,954	75	10,029	8,906	47	8,953
All other assets	106,741	82	106,823	91,705	507	92,212	80,243	393	80,636
Assets of discontinued operations	15,842	(35)	15,807	19,797	(40)	19,757	82,648	(39)	82,609
Total assets	738,533	(628)	737,905	697,239	(707)	696,532	673,321	(507)	672,814

Deferred income taxes	13,250	(214)	13,036	14,563	(238)	14,325	17,016	(163)	16,853
Liabilities of discontinued operations	1,938	(13)	1,925	2,640	(14)	2,626	52,780	(14)	52,766
Total liabilities	614,322	(227)	614,095	577,432	(252)	577,180	556,435	(177)	556,258

Retained earnings	111,819	(401)	111,418	107,798	(455)	107,343	97,644	(330)	97,314
Total shareowners’ equity	117,023	(401)	116,622	112,314	(455)	111,859	109,351	(330)	109,021
Total liabilities and equity	738,533	(628)	737,905	697,239	(707)	696,532	673,321	(507)	672,814

(a)	As reported amounts reflect the Plastics, Advanced Materials, WMC and Lake businesses as discontinued operations.

(8)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: October 12, 2007	/s/ Philip D. Ameen
Philip D. Ameen
Vice President and Comptroller

(9)